GOING CONCERN	6 Months Ended
Sep. 30, 2023
Notes and other explanatory information [abstract]
GOING CONCERN

NOTE 2. GOING CONCERN

As of September 30, 2023, the Company had cash and cash equivalents of approximately $3.4 million and total current liabilities of approximately $3.1 million. For the six months ended September 30, 2023, the Company is reporting a net loss of approximately $11.1 million and cash used in operating activities of approximately $7.7 million. As of October 31, 2023, the Company had approximately $7.2 million of cash and cash equivalents on hand.

The Company’s cash and cash equivalents balance is decreasing, and the Company will not generate positive cash flows from operations for the fiscal year ending March 31, 2024.

The Company may have to delay, scale-back, or eliminate certain of its activities and other aspects of its operations until such time as the Company is successful in securing additional funding. The Company is exploring various dilutive and non-dilutive sources of funding, including equity and debt financings, strategic alliances, business development and other sources. The future success of the Company is dependent upon its ability to obtain additional funding. There can be no assurance, however, that the Company will be successful in obtaining such funding in sufficient amounts, on terms acceptable to the Company, or at all. As of the date of this filing, the Company currently anticipates that current cash and cash equivalents, excluding any potential proceeds from its “at-the-market” (“ATM”) offering program and Committed Purchase Agreement (as defined below) with Lincoln Park Capital Fund, LLC (“Lincoln”), will be sufficient to meet its anticipated cash requirements through the end of March 2024. Access to the Committed Purchase Agreement with Lincoln, is generally limited based on, among other things, the Company’s Nasdaq trading volume. Furthermore, under General Instruction I.B.5 to Form F-3 (the “Baby Shelf Rule”), the amount of funds the Company can raise through primary public offerings of securities in any 12-month period using its registration statement on Form F-3 is limited to one-third of the aggregate market value of the ordinary shares held by the Company’s non-affiliates, which limitation may change over time based on the Company’s stock price, number of ordinary shares outstanding and the percentage of ordinary shares held by non-affiliates. The Company is therefore limited by the Baby Shelf Rule as of the filing of this Form 6-K, until such time as our non-affiliate public float exceeds $75 million. These factors raise significant doubt about the Company’s ability to continue as a going concern within one year after the date that these financial statements are issued.

The Company has incurred significant operating losses since inception and expects to continue to incur significant operating losses for the foreseeable future and may never become profitable. The losses result primarily from its conduct of research and development activities.

The Company historically has funded its operations principally from proceeds from issuances of equity and debt securities. The Company will require significant additional capital to make the investments it needs to execute its longer-term business plan, beyond the potential proceeds that could be reasonably generated from its ATM program and Committed Purchase Agreement with Lincoln given the Company’s current trading volume on Nasdaq. The Company’s ability to successfully raise sufficient funds through the sale of debt or equity securities when needed is subject to many risks and uncertainties and, future equity issuances would result in dilution to existing stockholders and any future debt securities may contain covenants that limit the Company's operations or ability to enter into certain transactions. See Note 20, “Events After the Balance Sheet Date – Sale of Ordinary Shares”, for a discussion of issuance of additional shares in October 2023.